UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported)  November 14, 2003

DIGITAL ANGEL CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-15177	52-1233960
(State of other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

490 Villaume Avenue, South St. Paul, MN 55075

(Address of Principal Executive Offices)

(Registrant’s telephone number, including area code)  (651) 455-1621

Item 7.                    Exhibits and Reports on Form 8-K.

(a)           No financial statements are required to be filed as part of this Current Report on Form 8-K.

(b)           No pro forma financial information is required to be filed as part of this Current Report on Form 8-K.

(c)           The following exhibits are filed as part of this Current Report on Form 8-K:

99.1                           Copy of press release dated November 14, 2003

Item 9.                    Regulation FD Disclosure.

Digital Angel Corporation is furnishing under Item 9 of this Current Report on Form 8-K in satisfaction of Item 12 the information included as Exhibit 99.1 to this report, which is hereby incorporated herein by reference.  Exhibit 99.1 is Digital Angel Corporation’s financial press release for the quarter and nine months ended September 30, 2003 issued on November 14, 2003.

Forward-Looking Statements

This Form 8-K contains certain “forward-looking statements” which represent the Registrant’s expectations or belief, including, but not limited to, statements concerning industry performance and the Registrant’s operations, performance, financial condition, plans, growth and strategies.  Any statements contained in this Form 8-K that are not statements of historical fact may be deemed to be forward-looking statements.  Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “anticipate,” “intend,” “could,” “estimate” or “continue” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements.  These statements by their nature involve substantial risks and uncertainties, certain of which are beyond the Registrant’s control, and actual results may differ materially depending on a variety of important factors many of which are beyond the control of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 14, 2003

/s/ James P. Santelli
Digital Angel Corporation
James P. Santelli
Vice President-Finance and Chief Financial Officer